Exhibit 99.2

Private Placement Investor Presentation

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2007, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

Capital Transaction Sale of common stock Private sale in "PIPE" transaction Sale to leading institutional investors Total of 5 institutions led by T Rowe Price Completed with current and new investors in 3 business days Terms 4 million shares at $14.50 per share Net proceeds of $55 million Closing on September 10th Proceeds to be used to support growth of Texas Capital Bank Much stronger capital position Enhanced opportunity for growth

Capital Ratios Assumes capital raise completed at June 30, 2008; net proceeds of $55 million. Proceeds of offering invested into Bank as equity. Additional $20 million of subordinated debt invested into Bank from Parent cash Actual at Q2 2008 Adjustments Pro forma Texas Capital Bancshares, Inc. Tangible Common Equity / Tangible Assets 6.62% 1.09% 7.71 % Leverage Ratio-Tier I Capital to Qtrly Avg Assets 9.32 1.40 10.72 Tier I Capital to Risk-Weighted Assets 9.28 1.40 10.68 Tier I & II Capital to Risk-Weighted Assets 10.31 1.24 11.55 Texas Capital Bank, N.A. Tangible Common Equity / Tangible Assets 9.03% 1.02% 10.05 % Leverage Ratio-Tier I Capital to Qrtly Avg Assets 9.52 1.25 10.77 Tier I Capital to Risk-Weighted Assets 9.49 1.24 10.73 Tier I & II Capital to Risk-Weighted Assets 10.36 1.68 12.04

Key Strategies Key Strategies Dallas Fort Worth San Antonio Austin Houston Texas-based business bank Market focus - Commercial businesses - Affluent individuals Five largest MSAs Recruit premier local bankers Organic growth Strong credit culture

General Comments Q2-2008 another good quarter of growth Margin stabilized during Q2-2008 at 3.65% Confident about the remainder of 2008 Texas not immune from pressures affecting other banks Management believes issues will be manageable Do not expect material increase in our credit weakness Capital will enhance our ability to address market opportunities Beginning to see real impact at the local level of the market disruption on national players Opportunities are substantial Customer relationships and recruiting Enhanced pricing

Texas Economy Texas economy continues to show resilience TCBI markets continue to outperform national averages DFW Houston Austin San Antonio Texas National Average Unemployment Rate 4.40% 4.40% 3.90% 4.20% 4.50% 5.50% Payroll Employment Growth 2.10% 0.70% 2.80% -0.30% 1.30% -0.54% New Home Inventory YOY -22.20% -21.50% -11.20% -31.20% Source: FRB Dallas for May 2008 & Metrostudy

Financial Summary (in thousands) QTD Averages QTD Averages QTD Averages Q2 2008 Q1 2008 Q2 2007 Q2/Q1 % Change YOY % Change Loans held for investment $3,597,342 $3,483,840 $2,964,863 3% 21% Loans held for sale 246,026 171,672 191,979 43% 28% Total loans 3,843,368 3,655,512 3,156,842 5% 22% Securities 404,574 428,401 483,834 (6)% (16)% Demand deposits 513,327 469,299 458,096 9% 12% Total deposits 3,152,138 3,051,930 2,968,378 3% 6% Total assets 4,425,937 4,263,954 3,841,661 4% 15%

Financial Summary (in thousands) Period End Period End Period End Q2 2008 Q1 2008 Q2 2007 Q2/Q1 % Change YOY % Change Loans held for investment $3,704,262 $3,493,631 $3,091,657 6% 20% Loans held for sale 328,838 239,860 176,022 37% 87% Total loans 4,033,100 3,733,491 3,267,679 8% 23% Securities 390,223 425,513 470,976 (8)% (17)% Demand deposits 610,629 503,554 495,010 21% 23% Total deposits 3,593,077 3,155,313 3,112,560 14% 15% Total assets 4,662,507 4,351,514 3,943,518 7% 18%

Net Interest Margin 2001 2002 2003 2004 2005 2006 2007 2008 Q1 2008 Q2 Net Interest Margin 0.0362 0.0328 0.0287 0.0325 0.0366 0.0385 0.0383 0.0365 0.0365 2006, 2007 & 2008 based on continuing operations

Yearly Earnings 2001 2002 2003 2004 2005 2006 2007 2008 YTD Net Income 5844 7343 13834 19560 26776 28981 31353 27660 EPS 0.3 0.32 0.6 0.75 0.96 1.1 1.18 1.04 2008E 5340 2008E 1.18 1.2 Based on continuing operations. 2008 YTD Q1 & Q2 Annualized. Yellow represents range of management estimates of $30-$33 million.

2003 2004 2005 2006 2007 Q2-2008 Non Interest Expense 48430 57340 65344 86913 98606 107066 2003 2004 2005 2006 2007 Q2-2008 Net Interest Income 53155 74742 94130 117813 140667 149518 Non Interest Income 10892 13632 12001 17042 19712 23270 Revenue and Expense Growth Operating Revenue CAGR: 25% Net Interest Income CAGR: 26% Non-interest Income CAGR: 18% Non-interest Expense CAGR: 19% Net Interest Income Non-interest Income Non-interest Expense 2003 2004 2005 2006 2007 ($ in thousands) 2008 YTD 64,047 88,374 106,131 134,855 160,379 172,788 Based on continuing operations. 2008 YTD Q1 & Q2 Annualized.

2003 2004 2005 2006 2007 Q2-2008 Demand Deposits 302 398 512 514 529 611 Interest Bearing Deposits 1103 1392 1983 2555 2537 2782 Deposit and Loan Growth Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. Demand Deposit CAGR: 17% Total Deposit CAGR: 22% Loans Held for Investment CAGR: 28% 2003 2004 2005 2006 2007 Q2-2008 Loans Held for Investment 1230 1565 2076 2722 3462 3704 2003 2004 2005 2006 2007 ($ in millions) Q2-2008

Loan Portfolio Statistics Loan Collateral by Type June 30, 2008 Residential R/E Mkt Risk Com. R/E Mkt Risk Owner Occupied R/E Business Assets Highly Liquid Assets Energy Other Assets Unsecured East 0.07 0.2 0.1 0.31 0.12 0.09 0.05 0.06 Non-Pass Grade Loans By Type June 30, 2008 C&I Residential RE Related Commercial RE Related East 0.71 0.24 0.05

Credit Quality Credit experience remains good Net charge-offs of $3.6 million in Q2-2008; $6.1 million YTD through June Net charge-offs represent 40 bps for the quarter; 35 bps for YTD and 25 bps for LTM NCO's related to identified problems substantially covered with allocated reserves in 2007 Modest increase in non-performing assets during quarter Non-performing loans as a percent of total loans were 1.07% at quarter end Provision of $8.0 million in Q2-2008 Reserve balance increased to 1.04% Provision ahead of guidance due to methodology applied to NPAs - reserve balance increased by more than expected loss exposure Conditions in industry continue to warrant intense focus and tightening of standards

Credit Quality Reserve / Loans 1.04% .95% .77% .91% 1.20% Non-accrual loans + ORE to loans + ORE ..60 ..69% ..37% ..27% ..37% Reserve to non-accruals 2.3x 1.5x 2.3x 3.3x 3.2x Reserve to NPL 1.0x 1.3x 1.9x 2.2x 3.1x Net Charge-offs / Average Loans YTD 2008 2007 2006 2005 2004

Business Dynamics Texas market will provide significant opportunities to extend TCBI's growth strategy Great opportunity for banks in strong position Small market share in each major market No interest in expansion by acquisition - very poor use of capital Weakened competitors highly vulnerable Recruitment of highly experienced talent New opportunity for attracting customers Loan growth has been robust Pricing & structure have improved in recent months Relative strength of the Texas economy presents significant opportunity Employment and population growth Strong trends in energy sectors Limited exposure to major economic downturn and industry problems

Reaffirming 2008 Guidance 2008 remains on track to meet previously announced earnings guidance of $30 million to $33 million in net income Credit quality remains strong Limited exposure to actual loss in NPAs, with minor increase after Q2-2008 Provision driven by methodology, not expectation of actual loss Provision for Q3-2008 well below Q2 2008 levels, modestly higher than Q1-2008 Net charge-offs for Q3-2008 less than half of Q2-2008 Modest NIM pressure for remainder of 2008 due to rapid rate decline Mitigated by growth, earning asset composition and DDA growth Reduced asset sensitivity Business model is intact and well positioned Expect only modest dilution to EPS through '08 and neutral in '09 from new capital Significant market opportunity for relationships and recruiting Intense focus on maintaining credit quality No new markets or lines of business

Closing Comments Texas remains bright spot in national economy Exploit market opportunity for people and customers Capital provides flexibility to continue expansion in a more uncertain economic environment Continued cautious economic outlook Intense focus on maintaining credit quality

Q & A